GOODWILL	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL
The Company has recorded the following Goodwill on its acquisitions in the U.S.:

(millions of Canadian $)	U.S. Natural Gas Pipelines	Energy	Total

Balance at January 1, 2016	3,667	1,145	4,812
Acquisition of Columbia (Note 5)	10,078	—	10,078
Impairment charge	—	(1,085)	(1,085)
Foreign exchange rate changes	213	(60)	153
Balance at December 31, 2016	13,958	—	13,958
Columbia adjustment (Note 5)	71	—	71
Foreign exchange rate changes	(945)	—	(945)
Balance at December 31, 2017	13,084	—	13,084

At December 31, 2017, the estimated fair value of Great Lakes exceeded its carrying value by less than 10 per cent. The fair value of this reporting unit was measured using a discounted cash flow analysis. Assumptions used in the analysis regarding Great Lakes’ ability to realize long-term value in the North American energy market included the reduction in Great Lakes' rates effective October 1, 2017 as a result of the expected outcome of the 2017 Great Lakes Settlement. The reduction in rates was offset by expected cash flows from the long-term transportation contract with the Canadian Mainline, other opportunities to increase utilization on the system and the 2017 Great Lakes Settlement's elimination of the revenue sharing mechanism with its customers. Although evolving market conditions and other factors relevant to Great Lakes' long term financial performance have been positive, there is a risk that reductions in future cash flow forecasts or adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill relating to Great Lakes. The goodwill balance related to Great Lakes at December 31, 2017 was US$573 million (2016 – US$573 million).
As a result of information received during the process to monetize the Company's U.S. Northeast power business in third quarter 2016, it was determined that the fair value of Ravenswood did not exceed its carrying value, including goodwill. The fair value of the reporting unit was determined using a combination of methods including a discounted cash flow approach and a range of expected consideration from a potential sale. The expected cash flows were discounted using a risk-adjusted discount rate to determine the fair value. As a result, in 2016, the Company recorded a goodwill impairment charge on the full carrying value of Ravenswood goodwill of $1,085 million ($656 million after tax) within the Energy segment.